Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)The accompanying Annual Report on Form 10-K for the period ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2004	/s/ William P. Murnane President and Chief Executive Officer

Date: December 6, 2004	/s/ Thomas Paulson Chief Financial Officer

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